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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2005

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     Other Events

On November 15, 2005, Cordia Corporation (“Cordia”) issued a press release announcing its third quarter results.  A copy of the press release is attached as exhibit 99.1.  On that same day Cordia held a conference call, the topic of which was its third quarter results.  Both the press release and conference call contained reference to Cordia’s EBIDTA for the nine months and three months ended September 30, 2005.

Consistent with Securities and Exchange and Commission's Regulation G, the following table provides a reconciliation of Cordia's EBITDA for the third quarter of 2005, to the Generally Accepted Accounting Principles (GAAP) measure of  net income (loss). EBITDA is not a measure under GAAP, is not meant to be a replacement for GAAP and should not be considered as an alternative to net income (loss) as a measure of performance or to cash flows as a measure of liquidity. We have included EBITDA data to assist in understanding our operating results. EBITDA is a measure commonly used in the telecommunications industry, and many securities analysts use EBITDA as a way of evaluating our financial performance.

	Nine Months Ended		Three Months Ended
	September 30		September 30

Reconciliation of EBITDA with net income (loss)	2005	2004	2005	2004

Net income (loss)	$ 1,319,305	$ (149,040)	$ 458,502	$ 1,679

Net interest (income) expense	(17,999)	7,843	(10,169)	2,096

Other expenses	47,792	17,808	33,326	16,554

Depreciation and amortization	183,734	31,119	94,954	13,087

EBITDA	$ 1,532,832	$ (92,270)	$ 576,613	$ 33,416

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Press Release of Cordia Corporation dated November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: November 18, 2005                                                                                      Joel Dupré, Chief Executive Officer,

                                                                                                                               Duly Authorized Officer